EXHIBIT 99.1

Pro Forma Financial Information

The following supplemental pro forma information is presented for information purposes only, to provide an understanding of Adtalem’s historical financial results as adjusted for the sale of Carrington College. These pro forma financial statements should not be considered a substitute for the actual historical financial information prepared in accordance with generally accepted accounting principles, as presented in Adtalem’s filings on Form 10-K and Form 10-Q. The unaudited pro forma consolidated financial information disclosed in this report is for illustrative purposes only and is not necessarily indicative of results of operations that would have been achieved had the pro forma events taken place on the dates indicated, or our future consolidated results of operations.

The Pro Forma Consolidated Balance Sheets as of June 30, 2018 and September 30, 2018 presents our consolidated financial position giving pro forma effect to the disposition of Carrington College as if it had occurred on June 30, 2018. The Pro Forma Consolidated Statements of Income for the year ended June 30, 2018 and three months ended September 30, 2018 presents our consolidated results of operations giving pro forma effect to the disposition of Carrington College as if it had occurred on July 1, 2017 and July 1, 2018, respectively. These pro forma financial statements should be read in connection with Adtalem’s historical consolidated financial statements, which were included in the Annual Report on Form 10-K for the year ended June 30, 2018, filed on August 24, 2018 and Quarterly Report on Form 10-Q for the three months ended September 30, 2018, filed on November 1, 2018.

The pro forma adjustments are based on currently available information, estimates and assumptions that Adtalem believes are reasonable in order to reflect, on a pro forma basis, the impact of this disposition on our historical information.

 ADTALEM GLOBAL EDUCATION INC.

 PRO FORMA CONSOLIDATED BALANCE SHEET

 (unaudited and amounts in thousands, except share and par value amounts)

	June 30, 2018
	Adtalem	Pro Forma		Adtalem
	Historical	Adjustments		Pro Forma

ASSETS:
Current Assets:
Cash and Cash Equivalents	$430,690	$(10,615)	(a)	$420,075
Marketable Securities and Investments	4,255	-		4,255
Restricted Cash	310	-		310
Accounts Receivable, Net	146,726	-		146,726
Prepaid Expenses and Other Current Assets	58,887	-		58,887
Current Assets Held for Sale	47,132	(23,865)	(b)	23,267
Total Current Assets	688,000	(34,480)		653,520
Land, Building and Equipment:
Land	48,177	-		48,177
Building	389,129	-		389,129
Equipment	302,516	-		302,516
Construction in Progress	25,360	-		25,360
	765,182	-		765,182
Accumulated Depreciation	(376,528)	-		(376,528)
Land, Building and Equipment Held for Sale, Net	-	-		-
Land, Building and Equipment, Net	388,654	-		388,654
Noncurrent Assets:
Deferred Income Taxes	38,780	-		38,780
Intangible Assets, Net	362,931	-		362,931
Goodwill	813,887	-		813,887
Other Assets, Net	39,259	-		39,259
Noncurrent Assets Held for Sale	13,450	-		13,450
Total Noncurrent Assets	1,268,307	-		1,268,307
TOTAL ASSETS	$2,344,961	$(34,480)		$2,310,481

LIABILITIES:
Current Liabilities:
Accounts Payable	$47,477	$-		$47,477
Accrued Salaries, Wages and Benefits	71,289	-		71,289
Accrued Liabilities	80,803	(1,002)	(c)	79,801
Deferred Revenue	106,773	-		106,773
Current Portion of Long-Term Debt	3,000	-		3,000
Current Liabilities Held for Sale	56,439	(22,980)	(b)	33,459
Total Current Liabilities	365,781	(23,982)		341,799
Noncurrent Liabilities:
Long-Term Debt	290,073	-		290,073
Deferred Income Taxes	29,115	-		29,115
Other Liabilities	131,380	(1,404)	(c)	129,976
Noncurrent Liabilities Held for Sale	216	(216)	(b)	-
Total Noncurrent Liabilities	450,784	(1,620)		449,164
TOTAL LIABILITIES	816,565	(25,602)		790,963
COMMITMENTS AND CONTINGENCIES
NONCONTROLLING INTEREST	9,110	-		9,110
SHAREHOLDERS' EQUITY:
Common Stock, $0.01 Par Value	793	-		793
Additional Paid-in Capital	454,653	-		454,653
Retained Earnings	1,917,373	(8,878)	(d)	1,908,495
Accumulated Other Comprehensive Loss	(142,168)	-		(142,168)
Treasury Stock, at Cost	(711,365)	-		(711,365)
TOTAL SHAREHOLDERS' EQUITY	1,519,286	(8,878)		1,510,408
TOTAL LIABILITIES, NONCONTROLLING INTEREST AND SHAREHOLDERS' EQUITY	$2,344,961	$(34,480)		$2,310,481

ADTALEM GLOBAL EDUCATION INC.

PRO FORMA CONSOLIDATED STATEMENT OF INCOME

(unaudited and amounts in thousands, except per share amounts)

	Year Ended June 30, 2018
	Adtalem	Pro Forma		Adtalem
	Historical	Adjustments		Pro Forma
REVENUE	$1,231,211	$-		$1,231,211
OPERATING COST AND EXPENSE:
Cost of Educational Services	645,604	-		645,604
Student Services and Administrative Expense	373,064	-		373,064
Restructuring Expense	5,067	-		5,067
Total Operating Cost and Expense	1,023,735	-		1,023,735
Operating Income from Continuing Operations	207,476	-		207,476
INTEREST:
Interest Income	5,827	-		5,827
Interest Expense	(14,620)	-		(14,620)
Net Interest Expense	(8,793)	-		(8,793)
Income from Continuing Operations Before Income Taxes	198,683	-		198,683
Income Tax Provision	(84,102)	-		(84,102)
Equity Method Investment Loss	(138)	-		(138)
Income from Continuing Operations	114,443	-		114,443
DISCONTINUED OPERATIONS:
Loss from Discontinued Operations Before Income Taxes	(124,162)	43,573	(b)	(80,589)
Income Tax Benefit	44,016	(13,526)	(b)	30,490
Loss from Discontinued Operations	(80,146)	30,047		(50,099)
NET INCOME	34,297	30,047		64,344
Net Income Attributable to Noncontrolling Interest	(528)	-		(528)
NET INCOME ATTRIBUTABLE TO ADTALEM GLOBAL EDUCATION	$33,769	$30,047		$63,816

AMOUNTS ATTRIBUTABLE TO ADTALEM GLOBAL EDUCATION:
Income from Continuing Operations	$113,915	$-		$113,915
Loss from Discontinued Operations	(80,146)	30,047		(50,099)
NET INCOME ATTRIBUTABLE TO ADTALEM GLOBAL EDUCATION	$33,769	$30,047		$63,816

EARNINGS (LOSS) PER COMMON SHARE ATTRIBUTABLE TO
ADTALEM GLOBAL EDUCATION SHAREHOLDERS:
Basic:
Continuing Operations	$1.85	$-		$1.85
Discontinued Operations	$(1.30)	$0.49		$(0.82)
Total	$0.55	$0.49		$1.04
Diluted:
Continuing Operations	$1.83	$-		$1.83
Discontinued Operations	$(1.29)	$0.48		$(0.80)
Total	$0.54	$0.48		$1.02

Notes to June 30, 2018 Pro Forma Consolidated Financial Information

(a)	Represents $10.6 million of cash transferred to provide a working capital balance of $11.5 million.
(b)	Represents the elimination of the assets, liabilities and operating results associated with the business disposition. As of June 30, 2018, Carrington College's assets and liabilities were classified as held for sale on Adtalem's Consolidated Balance Sheet and Carrington College's results of operations were classified as discontinued operations in Adtalem's Consolidated Statement of Income, each in the Form 10-K filed on August 24, 2018.
(c)	Represents the deferred rent liabilities associated with Carrington College leases as of June 30, 2018, which will be assumed by the Buyer, and removed from Adtalem's liability balances.
(d)	Represents the estimated loss realized on the sale of Carrington College had the transaction closed on June 30, 2018. These amounts are subject to finalization. This estimated loss is not included in the adjustments in the pro forma consolidated statement of income, as this amount will be included as discontinued operations in the consolidated statement of income of Adtalem following the disposition.

 ADTALEM GLOBAL EDUCATION INC.

 PRO FORMA CONSOLIDATED BALANCE SHEET

 (unaudited and amounts in thousands, except share and par value amounts)

	September 30, 2018
	Adtalem	Pro Forma		Adtalem
	Historical	Adjustments		Pro Forma

ASSETS:
Current Assets:
Cash and Cash Equivalents	$408,765	$(10,990)	(a)	$397,775
Marketable Securities and Investments	8,402	-		8,402
Restricted Cash	877	-		877
Accounts Receivable, Net	166,794	-		166,794
Prepaid Expenses and Other Current Assets	69,714	-		69,714
Current Assets Held for Sale	84,834	(28,220)	(b)	56,614
Total Current Assets	739,386	(39,210)		700,176
Land, Building and Equipment:
Land	43,724	-		43,724
Building	349,694	-		349,694
Equipment	269,298	-		269,298
Construction in Progress	26,849	-		26,849
	689,565	-		689,565
Accumulated Depreciation	(338,162)	-		(338,162)
Land, Building and Equipment Held for Sale, Net	-	-		-
Land, Building and Equipment, Net	351,403	-		351,403
Noncurrent Assets:
Deferred Income Taxes	31,080	-		31,080
Intangible Assets, Net	355,595	-		355,595
Goodwill	805,285	-		805,285
Other Assets, Net	53,666	-		53,666
Noncurrent Assets Held for Sale	13,450	-		13,450
Total Noncurrent Assets	1,259,076	-		1,259,076
TOTAL ASSETS	$2,349,865	$(39,210)		$2,310,655

LIABILITIES:
Current Liabilities:
Accounts Payable	$50,413	$-		$50,413
Accrued Salaries, Wages and Benefits	46,255	-		46,255
Accrued Liabilities	90,167	(1,002)	(c)	89,165
Deferred Revenue	185,061	-		185,061
Current Portion of Long-Term Debt	3,000	-		3,000
Current Liabilities Held for Sale	84,190	(27,710)	(b)	56,480
Total Current Liabilities	459,086	(28,712)		430,374
Noncurrent Liabilities:
Long-Term Debt	289,579	-		289,579
Deferred Income Taxes	29,378	-		29,378
Other Liabilities	122,757	(1,082)	(c)	121,675
Noncurrent Liabilities Held for Sale	216	(216)	(b)	-
Total Noncurrent Liabilities	441,930	(1,298)		440,632
TOTAL LIABILITIES	901,016	(30,010)		871,006
COMMITMENTS AND CONTINGENCIES
NONCONTROLLING INTEREST	8,814	-		8,814
SHAREHOLDERS' EQUITY:
Common Stock, $0.01 Par Value	798	-		798
Additional Paid-in Capital	469,545	-		469,545
Retained Earnings	1,908,465	(9,200)	(d)	1,899,265
Accumulated Other Comprehensive Loss	(163,168)	-		(163,168)
Treasury Stock, at Cost	(775,605)	-		(775,605)
TOTAL SHAREHOLDERS' EQUITY	1,440,035	(9,200)		1,430,835
TOTAL LIABILITIES, NONCONTROLLING INTEREST AND SHAREHOLDERS' EQUITY	$2,349,865	$(39,210)		$2,310,655

ADTALEM GLOBAL EDUCATION INC.

PRO FORMA CONSOLIDATED STATEMENT OF INCOME

(unaudited and amounts in thousands, except per share amounts)

	Three Months Ended September 30, 2018
	Adtalem	Pro Forma		Adtalem
	Historical	Adjustments		Pro Forma
REVENUE	$284,190	$-		$284,190
OPERATING COST AND EXPENSE:
Cost of Educational Services	148,653	-		148,653
Student Services and Administrative Expense	98,497	-		98,497
Restructuring Expense	39,548	-		39,548
Total Operating Cost and Expense	286,698	-		286,698
Operating Income from Continuing Operations	(2,508)	-		(2,508)
INTEREST:
Interest Income	1,945	-		1,945
Interest Expense	(6,202)	-		(6,202)
Net Interest Expense	(4,257)	-		(4,257)
Loss from Continuing Operations Before Income Taxes	(6,765)	-		(6,765)
Income Tax Benefit	1,887	-		1,887
Loss from Continuing Operations	(4,878)	-		(4,878)
DISCONTINUED OPERATIONS:
Loss from Discontinued Operations Before Income Taxes	(6,135)	2,792	(b)	(3,343)
Income Tax Benefit	1,428	(665)	(b)	763
Loss from Discontinued Operations	(4,707)	2,127		(2,580)
NET LOSS	(9,585)	2,127		(7,458)
Net Loss Attributable to Noncontrolling Interest	55	-		55
NET LOSS ATTRIBUTABLE TO ADTALEM GLOBAL EDUCATION	$(9,530)	$2,127		$(7,403)

AMOUNTS ATTRIBUTABLE TO ADTALEM GLOBAL EDUCATION:
Loss from Continuing Operations	$(4,823)	$-		$(4,823)
Loss from Discontinued Operations	(4,707)	2,127		(2,580)
NET LOSS ATTRIBUTABLE TO ADTALEM GLOBAL EDUCATION	$(9,530)	$2,127		$(7,403)

EARNINGS (LOSS) PER COMMON SHARE ATTRIBUTABLE TO
ADTALEM GLOBAL EDUCATION SHAREHOLDERS:
Basic:
Continuing Operations	$(0.08)	$-		$(0.08)
Discontinued Operations	$(0.08)	$0.03		$(0.04)
Total	$(0.16)	$0.03		$(0.12)
Diluted:
Continuing Operations	$(0.08)	$-		$(0.08)
Discontinued Operations	$(0.08)	$0.03		$(0.04)
Total	$(0.16)	$0.03		$(0.12)

Notes to September 30, 2018 Pro Forma Consolidated Financial Information

(a)	Represents $11.0 million of cash transferred to provide a working capital balance of $11.5 million.
(b)	Represents the elimination of the assets, liabilities and operating results associated with the business disposition. As of September 30, 2018, Carrington College's assets and liabilities were classified as held for sale on Adtalem's Consolidated Balance Sheet and Carrington College's results of operations were classified as discontinued operations in Adtalem's Consolidated Statement of Income, each in the Form 10-Q filed on November 1, 2018.
(c)	Represents the deferred rent liabilities associated with Carrington College leases as of September 30, 2018, which will be assumed by the Buyer, and removed from Adtalem's liability balances.
(d)	Represents the estimated loss realized on the sale of Carrington College had the transaction closed on September 30, 2018. These amounts are subject to finalization. This estimated loss is not included in the adjustments in the pro forma consolidated statement of income, as this amount will be included as discontinued operations in the consolidated statement of income of Adtalem following the disposition.